Exhibit 1

                            MERITOR AUTOMOTIVE, INC.

                        6.80% Notes Due February 15, 2009


                             UNDERWRITING AGREEMENT

                                                              February 19, 1999

To the Representative or Representatives named in Schedule A hereto of the Underwriters named in Schedule B hereto

Ladies and Gentlemen:

         The undersigned Meritor Automotive, Inc., a Delaware corporation (the "Company"), confirms its agreement with the several underwriters named in Schedule B hereto (the "Underwriters") as set forth below. If the firm or firms listed in Schedule B hereto include only the firm or firms listed in Schedule A hereto (the "Representatives"), then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

         The Company proposes to issue and sell debt securities of the title and amount set forth in Schedule A hereto (the "Purchased Securities"), to be issued under the Indenture dated as of April 1, 1998 (the "Indenture") between the Company and The Chase Manhattan Bank, as Trustee.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3, as amended by Amendment No. 1 dated as of June 2, 1998 (No. 333-49777), relating to $500,000,000 of debt securities, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"). Such Registration Statement has been declared effective by the Commission, and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such Registration Statement and the Prospectus or Prospectuses relating to the sale of the Purchased Securities by the Company constituting a part thereof, including all documents incorporated therein by reference, as from time to time may be amended or supplemented, pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1933 Act or otherwise (including by means of the Prospectus Supplement (as defined below)), are in each case collectively referred to herein as the "Registration Statement" and the "Prospectus", respectively; provided, however, that a supplement of the Prospectus contemplated by Section 3(a), including a

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preliminary form of such a supplement of the Prospectus, if any, previously filed with the Commission pursuant to Rule 424 of the 1933 Act (collectively, a "Prospectus Supplement"), shall be deemed to have supplemented the Prospectus only with respect to the offering of the Purchased Securities to which it relates and such Prospectus Supplement shall be the only supplement included in the terms "Registration Statement" or "Prospectus". If the Company elects to rely on Rule 434 under the 1933 Act, all references to the Prospectus shall be deemed to include, without limitation, the form of prospectus and the term sheet, taken together, provided to the Representatives by the Company in reliance on such Rule 434. If the Company files a registration statement to register a portion of the Purchased Securities and relies on Rule 462(b) under the 1933 Act for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to "Registration Statement" herein shall be deemed to be to both the registration statement referred to above (No. 333-49777) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the 1933 Act.

         SECTION 1. Representations and Warranties. The Company represents and warrants to each Underwriter as of the date hereof, as follows:

                  (a) The Registration Statement and the Prospectus, at the time the Registration Statement became effective complied, and as of the date hereof complies, in all material respects with the requirements of the 1933 Act, the rules and regulations thereunder (the "Regulations"), the 1934 Act and the rules and regulations thereunder and the 1939 Act. The Registration Statement, at the time the Registration Statement became effective did not, and as of the date hereof does not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the time the Registration Statement became effective did not, and as of the date hereof does not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply (i) to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or Prospectus or (ii) to that part

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         of the Registration Statement which shall constitute the Statement of
         Eligibility and Qualification under the 1939 Act (Form T-1) (the "Form T-1") of the Trustee under the Indenture.

                  (b) Any documents incorporated by reference in the Registration Statement and the Prospectus subsequent to the date hereof will, when filed with the Commission, conform in all material respects to the requirements of the 1934 Act and the rules and regulations thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                  (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, there has been no material adverse change in the condition, financial or otherwise, or the results of operations of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business.

                  (d) Each of the Company, Meritor Heavy Vehicle Systems, LLC, a Delaware limited liability company ("HVS"), and Meritor Light Vehicle Systems, Inc., a Delaware corporation ("LVS"), has been duly formed or incorporated, as the case may be, is validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as currently being conducted, to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign limited liability company or corporation, as the case may be, in each jurisdiction wherein the character of the property owned or held under lease by it makes such qualification necessary, except in such jurisdictions where the failure so to qualify or to be in good standing will not subject the Company to any liability material to the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise.

                  (e) All of the outstanding Common Shares of HVS and all of the outstanding Common Stock of LVS are validly issued, fully paid and nonassessable and not subject to any preemptive rights, and are owned by the Company, free and clear of any security interest, mortgage, pledge, claim, lien or encumbrance (each, a "Lien"). There are no outstanding subscriptions, rights, warrants, options, calls, commitments for sale or Liens related to or

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         entitling any person to purchase or otherwise to acquire any equity interests in HVS or LVS.

                  (f) None of the Company, HVS or LVS is in violation of its respective certificate of incorporation or by-laws or other organizational documents or in default under any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which any of them is a party or by which any of them or any of their properties may be bound, except for any violations or defaults which, individually or in the aggregate, would not have a material adverse effect on the financial position or consolidated financial statements of the Company and its subsidiaries taken as a whole. The execution and delivery of this Agreement, the Delayed Delivery Contracts (as defined below), if any, and the Indenture and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action; each of this Agreement and the Indenture are, and when duly executed and delivered in accordance with their terms, the Delayed Delivery Contracts, if any, will be, valid and legally binding agreements of the Company and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company is a party or by which it may be bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or By-Laws of the Company or, to the best of its knowledge, any law, administrative regulation or administrative or court decree applicable to the Company; and no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1939 Act, the Regulations or state securities or Blue Sky laws.

                  (g) The Purchased Securities have been duly authorized for issuance and sale pursuant to this Agreement and, when duly executed, authenticated and delivered pursuant to the provisions of this Agreement and of the Indenture against payment of the consideration therefor in accordance with this Agreement, the Purchased Securities will be valid and legally binding obligations of the Company enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or

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         similar laws relating to or affecting the enforcement of creditors'
         rights in general and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture, which will be substantially in the form heretofore delivered to you, except as supplemented to reflect the terms of any one or more series of debt securities.

                  (h) The Purchased Securities and the Indenture conform in all material respects to all statements relating thereto contained in the Prospectus and the applicable Prospectus Supplement.

                  (i) No strike or labor stoppage by the employees of the Company or any subsidiary exists, or, to the knowledge of the Company, is imminent which is expected to have a material adverse effect upon the conduct of the business, or the earnings, operations or condition, financial or otherwise, of the Company and its subsidiaries, considered as one enterprise.

                  (j) The financial statements (other than quarterly or other unaudited interim financial statements) included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis (except as otherwise stated therein); and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein. Any quarterly or other unaudited interim financial statements included or incorporated by reference in the Registration Statement and the Prospectus have been prepared in compliance with the applicable requirements of the 1933 Act, the Regulations, the 1934 Act and the rules and regulations thereunder and have been prepared on a basis substantially consistent (except as otherwise stated therein) with that of the applicable audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus, and such unaudited financial statements contain all adjustments necessary to present a fair statement of the results of operations for the periods reported. The pro forma financial information included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of Rule 11-02 of Regulation S-X,

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         and in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

         Any certificate signed by any officer of the Company and delivered to you or counsel for the Underwriters in connection with an offering of the Purchased Securities shall be deemed a representation and warranty by the Company, as to the matters covered thereby, to each Underwriter participating in such offering.

         SECTION 2. Purchase and Sale. The several and not joint commitments of the Underwriters to purchase the Purchased Securities in the respective amounts set forth on Schedule B hereto shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

         Payment of the purchase price for, and delivery of, any Purchased Securities to be purchased by the Underwriters shall be made at the office specified in Schedule A hereto or at such other place as shall be agreed upon by you and the Company, on the date and at the time so specified or such other time as shall be agreed upon by you and the Company (such time and date being referred to as the "Closing Time"). Payment shall be made to the Company by wire transfer to an account designated by the Company in immediately available funds against delivery to you for the respective accounts of the Underwriters of the Purchased Securities to be purchased by them. Such Purchased Securities shall be in such denominations and registered in such names as you may request in writing at least two business days prior to the Closing Time. Such Purchased Securities, which may be in temporary form, will be made available for examination and packaging by you on or before the first business day prior to the Closing Time.

         Delivery at the Closing Time of any Purchased Securities that are in bearer form shall be effected by delivery of a single temporary global security without coupons (the "Global Debt Security") evidencing the Purchased Securities that are in bearer form to a common Depositary for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear"), and for Centrale de Livraison de Valeurs Mobilieres S.A. ("CEDEL") for credit to the respective accounts at Euroclear or CEDEL of each Underwriter or to such other accounts as such Underwriter may direct. Any Global Debt Security shall be delivered to you not later than the Closing Time, against payment of funds to the Company in the net amount due to the Company for such Global Debt Security by the method and in the form set forth in Schedule A

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hereto. The Company shall cause definitive Purchased Securities in bearer form to be prepared and delivered in exchange for such Global Debt Security in such manner and at such time as may be provided in or pursuant to the Indenture; provided, however, that the Global Debt Security shall be exchangeable for definitive Purchased Securities in bearer form only on or after the date specified for such purpose in the Prospectus.

         If authorized in Schedule A hereto, the Underwriters named therein may solicit offers to purchase debt securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of
Exhibit I hereto with such changes therein as the Company may approve. Any Purchased Securities purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein referred to as "Contract Securities". As compensation for arranging Delayed Delivery Contracts, the Company will pay to you at the Closing Time, for the accounts of the Underwriters, a fee equal to that percentage of the principal amount of Contract Securities for which Delayed Delivery Contracts are made at the Closing Time as is specified in Schedule A hereto. At the Closing Time the Company will enter into Delayed Delivery Contracts with all purchasers proposed by the Underwriters and previously approved by the Company as provided below, but not for an aggregate principal amount of Contract Securities in excess of that specified in Schedule A hereto. The Underwriters will not have any responsibility for the validity or performance of Delayed Delivery Contracts.

         Delayed Delivery Contracts are to be only with such investors and in such amounts as are approved by the Company. You are to submit to the Company at least three business days prior to the Closing Time, the names of any investors with which it is proposed that the Company will enter into Delayed Delivery Contracts and the principal amount of Contract Securities to be purchased by each of them, and the Company will advise you, at least two business days prior to the Closing Time, of the names of the investors with which the making of Delayed Delivery Contracts is approved by the Company and the principal amount of Contract Securities to be covered by each such Delayed Delivery Contract.

         If the Company executes and delivers Delayed Delivery Contracts, the aggregate principal amount of Contract Securities will be deducted from the aggregate principal amount of the Purchased Securities to be purchased by the several Underwriters and the principal amount of the Purchased Securities to be purchased by each Underwriter will be reduced pro rata in proportion to the principal amount of the Purchased Securities set forth opposite each Underwriter's name in Schedule B hereto, except to the extent that the

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Representatives determine that such reduction shall be otherwise than pro rata and so advise the Company in writing; provided, however, that the aggregate principal amount of Purchased Securities to be purchased by all Underwriters shall be the aggregate principal amount of the Purchased Securities less the aggregate principal amount of Contract Securities.

         SECTION 3. Covenants of the Company. The Company covenants with each of you and with each Underwriter as follows:

                  (a) Immediately following the execution of this Agreement, the Company will prepare a Prospectus Supplement setting forth the principal amount of the Purchased Securities covered thereby and their terms not otherwise specified in the Indenture, the names of the Underwriters participating in the offering and the principal amount of the Purchased Securities which each severally has agreed to purchase, the names of the Underwriters acting as Representatives in connection with the offering, the price at which the Purchased Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, any delayed delivery arrangements, and such other information as you and the Company deem appropriate in connection with the offering of the Purchased Securities. The Company will transmit copies of the Prospectus Supplement to the Commission for timely filing pursuant to Rule 424 of the Regulations and will furnish to the Underwriters named therein as many copies of the Prospectus and such Prospectus Supplement as you shall reasonably request.

                  (b) If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Purchased Securities any event shall occur or condition exist as a result of which it is necessary to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of circumstances existing at the time it is delivered to a purchaser or if it shall be necessary at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the Regulations, the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1934 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements.

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                  (c) The Company will make generally available to its security holders, in each case as soon as practicable, an earning statement (in form complying with the provisions of Section 11(a) of the 1933 Act and the Regulations, which need not be certified by independent certified public accountants unless required by the 1933 Act or the Regulations) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the effective date (as defined in Rule 158 of the Regulations) of the Registration Statement.

                  (d) The Company will give you notice of its intention to file any amendment to the Registration Statement or any supplement to the Prospectus with respect to the Purchased Securities, other than those made by the filing of documents pursuant to the 1934 Act, will furnish you with copies of any such amendment or supplement proposed to be filed a reasonable time in advance of filing, and will not file any such amendment or supplement in a form to which you or your counsel has reasonably objected.

                  (e) The Company will notify each of you immediately, and confirm the notice in writing, (i) of the filing or effectiveness of any amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus with respect to the Purchased Securities, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or any Prospectus Supplement,
         (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus with respect to the Purchased Securities or for additional information with respect thereto, (v) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Purchased Securities for offer or sale in any state or jurisdiction of the United States or the initiation or threatening of any proceeding for such purpose and (vi) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (f) The Company will deliver to each of you as many signed and conformed copies of the Registration Statement (as originally filed) and each amendment thereto

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         (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as you may reasonably request and will also deliver to you a conformed copy of the Registration Statement and each amendment thereto for each of the Underwriters.

                  (g) The Company will endeavor, in cooperation with you, to qualify the Purchased Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Purchased Securities; provided, however, that the Company shall not be required to qualify as a foreign corporation or to take any action which would subject it to general consent to service of process in any state in which it is not now qualified or not now so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Purchased Securities have been qualified as above provided.

                  (h) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

                  (i) Between the date of this Agreement and the Closing Time, the Company will not, without your prior consent, offer or sell, or enter into any agreement to sell, any debt securities of the Company with a maturity of more than one year.

         SECTION 4. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase the Purchased Securities pursuant to this Agreement are subject to the accuracy of the representations and warranties on the part of the Company herein contained, as of the date hereof and as of the Closing Time, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company of all of its covenants and other obligations hereunder and to the following further conditions:

                  (a) At the Closing Time (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or, to the knowledge of the Company or the Underwriters, threatened by the Commission, (ii) the rating assigned by any nationally recognized statistical

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         rating organization to any debt securities of the Company as of the date of this Agreement shall not have been lowered since that date and no such rating agency shall have publicly announced since that date that it is placing any debt securities of the Company on what is commonly termed a "watch list" for possible downgrading and (iii) the Prospectus, together with the applicable Prospectus Supplement, shall not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                  (b) At the Closing Time you shall have received:

                           (1) The favorable opinion, dated as of the Closing Time, of Chadbourne & Parke LLP, counsel for the Company, in form and substance satisfactory to you, to the effect that:

                                    (i) The Company has been duly incorporated
                  and is validly existing as a corporation in good standing under the laws of the State of Delaware.

                                    (ii) The Company has corporate power and
                  authority to own, lease and operate its properties and conduct its business as described in the Registration Statement.

                                    (iii) This Agreement and the Delayed
                  Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company.

                                    (iv) The Indenture has been duly authorized,
                  executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                                    (v) The Purchased Securities have been duly
                  authorized by all necessary corporate action and, when duly executed and authenticated as specified in the Indenture and delivered against payment therefor pursuant to this Agreement and any applicable Delayed Delivery Contract, will be valid and binding obligations of the Company, enforceable

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                  in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

                                    (vi) The Indenture and the Purchased
                  Securities conform in all material respects to the descriptions thereof contained in the Prospectus and the applicable Prospectus Supplement.

                                    (vii) The Indenture is qualified under the
                  1939 Act.

                                    (viii) The Registration Statement is
                  effective under the 1933 Act and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                                    (ix) The Registration Statement and the
                  Prospectus (other than the financial statements and other financial and statistical data included or incorporated by reference therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the 1933 Act, the 1939 Act (other than Form T-1, as to which no opinion need be rendered) and the Regulations.

                                    (x) Each document, if any, filed pursuant to
                  the 1934 Act (other than the financial statements and other financial and statistical data included or incorporated by reference therein, as to which no opinion need be rendered) and incorporated by reference in the Prospectus, complied when so filed as to form in all material respects with the 1934 Act and the rules and regulations thereunder.

                                    (xi) No consent, approval, authorization or
                  order of any court or governmental authority or agency is required in connection with the issue and sale by the Company of the Purchased Securities to the Underwriters, except such as may be required under the 1933 Act, the Regulations, the 1939 Act and any state securities laws, and to the best of their knowledge and information, the execution and

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                  delivery of this Agreement, the Delayed Delivery Contracts, if any, and the Indenture and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument known to them to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or By-Laws of the Company, or to the best of their knowledge any law, administrative regulation or administrative or court decree applicable to the Company.

                  Such counsel shall also state that although such counsel does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as and to the extent described in paragraph (vi) above), nothing has come to their attention that would lead them to believe that the Registration Statement (other than the financial statements and other financial and statistical data included or incorporated by reference therein, as to which no view need be rendered), as of the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented at the Closing Time (other than the financial statements and other financial and statistical data included or incorporated by reference therein, as to which no view need be rendered), contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (2) The favorable opinion, dated as of the Closing Time, of the General Counsel or an Assistant General Counsel of the Company, in form and substance satisfactory to you, to the effect that:

                           (i) The Company is duly qualified as a foreign
                  corporation and is in good standing in the State of Michigan and in each other jurisdiction wherein the character of the property owned or held under lease by it makes such qualification necessary, except in

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                  such jurisdictions where the failure so to qualify or to be in good standing will not subject the Company to any liability material to the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise.

                           (ii) Each of HVS and LVS is a subsidiary of the
                  Company, has been duly formed or incorporated, as the case may be, and is validly existing and in good standing under the laws of the State of Delaware and is duly qualified and is in good standing as a foreign limited liability company or corporation, as the case may be, in each jurisdiction wherein the character of the property owned or held under lease by it makes such qualification necessary, except in such jurisdictions where the failure so to qualify or to be in good standing will not subject the Company to any liability material to the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise; the outstanding Common Shares of HVS and the outstanding Common Stock of LVS are validly issued, fully paid and nonassessable and are owned by the Company free and clear of any Liens.

                           (iii) The execution and delivery of this Agreement,
                  the Delayed Delivery Contracts, if any, and the Indenture and the consummation of the transactions contemplated herein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or, to the best of his or her knowledge, by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or By-Laws of the Company or any law, administrative regulation or administrative or court decree applicable to the Company.

                           (iv) There is no litigation or governmental
                  proceeding pending or, to the best of his or her knowledge, threatened against the Company or any of its subsidiaries which would affect the subject matter of this Agreement and the Delayed Delivery Contracts, if any, or which is required to be disclosed in the Prospectus which is not adequately disclosed therein; and except as may be disclosed in the Prospectus, there is no such litigation or governmental proceeding which would have a material adverse effect on the financial position or consolidated financial statements of the Company and its subsidiaries as a whole.

                           (v) To the best of his or her knowledge, there are no
                  contracts which are required to be filed as exhibits to the Registration Statement which are not so filed or which are required to be disclosed in the Prospectus which are not adequately disclosed therein.

                           (3) The favorable opinion or opinions, dated as of the Closing Time, of Dewey Ballantine LLP, counsel for the Underwriters, with respect to the incorporation of the Company, the validity of the Purchased Securities delivered at the Closing Time, the Registration Statement, the Prospectus and such other related matters as the Representatives may require.

                  (c) At the Closing Time there shall not have been, since the date of this Agreement, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or any development involving a prospective material adverse change in or affecting particularly the financial condition of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and you shall have received a certificate of the Chief Executive Officer or a Vice President of the Company, dated as of the Closing Time, to the effect that there has been no such material adverse change or prospective change and to the effect that the representations and warranties of the Company contained in Section 1 are true and correct as of the Closing Time.

                  (d) You shall have received from Deloitte & Touche LLP a letter, addressed to you and dated as of the Closing Time and delivered at such time, in form satisfactory to you and concerning such matters as you shall reasonably request.

                  (e) At the Closing Time counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Purchased Securities as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Purchased Securities as herein contemplated shall be satisfactory in form and substance to you and counsel for the Underwriters.

         If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by you by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 5.

         SECTION 5. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including
(i) the printing and filing of the Registration Statement and all amendments thereto, (ii) the preparation, issuance and delivery of the Purchased Securities to the Underwriters, (iii) the fees and disbursements of the Company's counsel and accountants, the Trustee under the Indenture and the Trustee's counsel, (iv) the qualification of the Purchased Securities under securities laws in accordance with the provisions of Section 3(g), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey and Legal Investment Survey, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto, and of the Prospectus, (vi) the printing and delivery to the Underwriters of copies of the Indenture and any Blue Sky Survey and Legal Investment Survey, (vii) the fees of rating agencies and (viii) the fees and expenses, if any, incurred in connection with the listing of the Purchased Securities on the New York Stock Exchange, if any.

         If this Agreement is terminated by you in accordance with the provisions of Section 4 or Section 9(i), the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters, reasonably incurred in connection with the subject matter of this Agreement. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions contemplated by this Agreement.

         SECTION 6. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such untrue statement or omission or such alleged untrue statement or omission was made (i) in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus or (ii) in that part of the Registration Statement which constitutes the Form T-1;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (iii) subject to subparagraph (c), against any and all expense whatsoever as and when incurred (including the fees and disbursements of counsel chosen by you) reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above.

         This indemnity is subject to the condition that, insofar as it relates to any untrue statement or omission, or any alleged untrue statement or omission, made in the Prospectus, it shall not inure to the benefit of any Underwriter from whom the person asserting the claim purchased the Purchased Securities (or to the benefit of any person who controls such Underwriter) if a copy of the Prospectus (excluding documents incorporated by reference therein), as amended or supplemented prior to the written confirmation mentioned below, was not delivered to such person at or prior to the written confirmation of the sale of such Purchased Securities and the untrue statement or omission or alleged untrue statement or omission was corrected in the Prospectus as supplemented or amended at the time of such confirmation.

         Insofar as this indemnity may permit indemnification for liabilities under the 1933 Act of any person who is a partner of an Underwriter or who controls an Underwriter within the meaning of Section 15 of the 1933 Act and who, at the date of this Agreement, is a director, officer or controlling person of the Company, such indemnity agreement is subject to the undertaking of the Company in the Registration Statement.

         (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus.

         (c) In case any proceeding (including any governmental investigation or proceeding) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding subsections (a) and (b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of subsections (a) and (b) above. The indemnifying party shall have the right to retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements as incurred of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed periodically on a reasonable basis as agreed by the parties. Such separate firm shall be designated in writing by you in the case of parties indemnified pursuant to subsection (a) of this Section and by the Company in the case of parties indemnified pursuant to subsection (b) of this Section. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), settle any pending or threatened proceeding in respect of which indemnification could have been sought hereunder by such indemnified party (whether or not the indemnified party is an actual party to such claim or action) unless such settlement includes an unconditional release of such indemnified party from all liability on the claims that are the subject matter of such action.

         SECTION 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters of the Purchased Securities shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of such Underwriters in respect of such offering in such proportions as will reflect the relative benefits from the offering of such Purchased Securities received by the Company on the one hand and by such Underwriters on the other hand, provided that if the Purchased Securities are offered by the Underwriters at an initial public offering price set forth in a Prospectus Supplement, the relative benefits shall be deemed to be such that the Underwriters shall be responsible for that portion of the aggregate losses, liabilities, claims, damages and expenses represented by the percentage that the underwriting discount appearing in such Prospectus Supplement bears to the initial public offering price appearing therein and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

         SECTION 8. Representations and Warranties to Survive Delivery. All representations and warranties contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of any Purchased Securities to the Underwriters.

         SECTION 9. Termination. You may terminate this Agreement, immediately upon notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the date of this Agreement, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your reasonable judgment, is material and adverse, which makes it impracticable to market the Purchased Securities or enforce contracts for the sale of the Purchased Securities, or (iii) if trading in the Common Stock of the Company has been suspended by the Commission or a national securities exchange, or if trading generally on either the New York Stock Exchange or the Nasdaq National Market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal or New York authorities. In the event of any such termination, the provisions of Section 5, the indemnity agreement set forth in Section 6, the contribution provisions set forth in Section 7, and the provisions of Section 8 and 13 shall remain in effect.

         SECTION 10. Default. If one or more of the Underwriters participating in an offering of the Purchased Securities shall fail at the Closing Time to purchase the Purchased Securities which it or they are obligated to purchase hereunder (the "Defaulted Securities"), then you shall have the right, within 24 hours thereafter, to make arrangements satisfactory to the Company for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, during such 24 hours you shall not have completed such arrangements for the purchase of all of the Defaulted Securities, then:

                  (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Purchased Securities to be purchased pursuant to this Agreement, the non-defaulting Underwriters named in this Agreement shall be obligated severally to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all such non-defaulting Underwriters (or in such other proportions as the Representatives may specify), or

                  (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of the Purchased Securities to be purchased pursuant to this Agreement, this Agreement shall terminate, without any liability on the part of any non-defaulting Underwriter or the Company.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         In the event of a default by any Underwriter or Underwriters as set forth in this Section, either you or the Company shall have the right to postpone the Closing Time, subject to termination of this Agreement as provided in subsection (b) above, for a period of time not exceeding seven days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

         SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to you at your address set forth in Schedule A hereto; notices to the Company shall be directed to it at 2135 West Maple Road, Troy, Michigan, 48084-7186, attention of the Secretary with a copy to the Treasurer.

         SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon you and the Company, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Purchased Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 13. Governing Law. This Agreement shall be governed by the laws of the State of New York.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and us in accordance with its terms.

                                                    Very truly yours,

                                                    MERITOR AUTOMOTIVE, INC.


                                                    By:  /s/ Thomas J. Joyce
                                                        ---------------------
                                                         Thomas J. Joyce
                                                         Vice President and
                                                         Treasurer



CONFIRMED AND ACCEPTED,
as of the date first above written:

THE UNDERWRITERS NAMED IN SCHEDULE B HERETO


By: MORGAN STANLEY & CO. INCORPORATED


By:  /s/ Michael M. Fusco
    ----------------------
      Michael M. Fusco
      Vice President

                                   SCHEDULE A

                                 TERMS AGREEMENT

Underwriting Agreement dated February 19, 1999

Representative(s):         Morgan Stanley & Co. Incorporated

Title of Securities:       6.80% Notes Due February 15, 2009

Amount of Securities:      $500,000,000

Price to Public:
99.553% and accrued interest, if any, from February 24, 1999

Purchase Price:
98.903% and accrued interest, if any, from February 24, 1999


Delayed Delivery - NONE
         Fee:
         Minimum principal amount of each Contract:
         Maximum aggregate principal amount of all Contracts:

Closing -
         Office for delivery of Securities:
                  Chadbourne & Parke LLP
                  30 Rockefeller Plaza
                  New York, New York  10112

         Office for payment for Securities:
                  Chadbourne & Parke LLP
                  30 Rockefeller Plaza
                  New York, New York  10112

         Date and time of Closing:  10:00 a.m., February 24, 1999

         Office for checking Securities:
                  Chadbourne & Parke LLP
                  30 Rockefeller Plaza
                  New York, New York  10112

         Underwriting commissions or other compensation:

         Addresses for notices per Section 11:
         Morgan Stanley & Co. Incorporated
         1585 Broadway
         Attention:  30th Floor
         New York, New York  10036

                                   SCHEDULE B


Underwriting Agreement dated February 19, 1999

                                                                 Principal
                                                                 Amount of
Underwriter                                                        Notes
-----------                                                     ------------
Morgan Stanley & Co. Incorporated                               $292,500,000
Bear, Stearns & Co. Inc.                                          42,500,000
J.P. Morgan Securities Inc.                                       42,500,000
Salomon Smith Barney Inc.                                         42,500,000
Warburg Dillon Read LLC                                           42,500,000
Deutsche Bank Securities Inc.                                     12,500,000
First Chicago Capital Markets, Inc.                               12,500,000
Scotia Capital Markets (USA) Inc.                                 12,500,000
                                                                ------------
Total                                                           $500,000,000
                                                                ============

                                                                   EXHIBIT I

                            MERITOR AUTOMOTIVE, INC.

                            (a Delaware corporation)

                               [Title of Security]

                            DELAYED DELIVERY CONTRACT

                                                                   [Date]

MERITOR AUTOMOTIVE, INC.
2135 West Maple Road
Troy, Michigan  48084-7186

Ladies and Gentlemen:

         The undersigned hereby agrees to purchase from Meritor Automotive, Inc., a Delaware corporation (the "Company"), and the Company agrees to sell to the undersigned on _________________, ____ (the "Delivery Date"), _____________
principal amount of the Company's _______________________ (the "Securities"), offered by the Company's Prospectus dated ___________, ____, as supplemented by its Prospectus Supplement dated __________________, ____, receipt of which is hereby acknowledged, at a purchase price of ___% of the principal amount thereof, plus accrued interest from _________________, ____, to the Delivery Date, and on the further terms and conditions set forth in this contract.

         Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Company on the Delivery Date by wire transfer of immediately available funds to an account designated by the Company, upon delivery to the undersigned, at the office of [name and address] or at such other place as the undersigned and the Company shall agree, of the Securities to be purchased by the undersigned in definitive form and in such authorized denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than two full business days prior to the Delivery Date.

         The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date shall be subject only to the conditions that
(1) the purchase of Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company, on or before _______________, ____, shall have sold to the Underwriters of the Securities (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement dated ______________, ____, between the Company and the Underwriters less the principal amount thereof covered by this and other similar contracts. The obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Securities pursuant to other contracts similar to this contract. The undersigned represents and warrants to you that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

         Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

         By the execution hereof, the undersigned represents and warrants to the Company that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Company and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

         This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         It is understood that the Company will not accept Delayed Delivery Contracts for an aggregate principal amount of Securities in excess of $_____________ and that the acceptance of any Delayed Delivery Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at the address set forth below. This will become a binding contract between the Company and the undersigned when such copy is so mailed or delivered.

         This Agreement shall be governed by the laws of the State of New York.

                                                     Yours very truly,

                                                     _________________________
                                                     (Name of Purchaser)

                                                     By:______________________
                                                                        (Title)

                                                     _________________________

                                                     _________________________
                                                     (Address)

Accepted as of the date first above written:

MERITOR AUTOMOTIVE, INC.


By:_________________________

                 PURCHASER - PLEASE COMPLETE AT TIME OF SIGNING

         The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)

                                                         Telephone No.
Name                                                     (including Area Code)
----                                                     ---------------------